UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2005

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

             Delaware                     1-5740                95-2039518
  (State or other jurisdiction         (Commission           (I.R.S. Employer
of incorporation or organization)      File Number)         Identification No.)

               3050 East Hillcrest Drive
             Westlake Village, California                          91362
       (Address of principal executive offices)                  (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      On May 31, 2005, the Board of Directors (the "Board") of Diodes Incorporated (the "Company") appointed Dr. Keh-Shew Lu as the President and the Chief Executive Officer of the Company effective as of June 1, 2005. Dr. Lu has served as a director of the Company since 2001. C.H. Chen, who has served as the President and the Chief Executive Officer of the Company since March 2000, resigned from those positions, and was appointed as the Vice Chairman of the Company's Board of Directors, effective as of June 1, 2005.

Item 7.01. Regulation FD Disclosure.

      On May 31, 2005, the Company issued a press release announcing the appointment of Mr. Chen as the Vice Chairman of the Board and Keh-Shew Lu as the President and the Chief Executive of the Company, and the resignation of C.H. Chen as the President and the Chief Executive Officer of the Company, all effective as of June 1, 2005. A copy of the press release is attached as Exhibit
99.1 to this Report and is incorporated in this Item 7.01 by this reference.

      The information contained, or incorporated by reference, in this Item 7.01 is being furnished will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 7.01 of this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

       Exhibit
        Number                        Description
        ------                        -----------

        99.1               Press release dated May 31, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             DIODES INCORPORATED


Date: May 31, 2005                           By  /s/ Carl C. Wertz
                                                 -------------------------------
                                                 Carl C. Wertz,
                                                 Chief Financial Officer


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

                                  EXHIBIT INDEX

           Exhibit
           Number                              Description
           ------                              -----------

            99.1               Press release dated May 31, 2005.


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